EXHIBIT 10.7
                                                                       EXECUTION

                       AMENDMENT NO. 6 AND LIMITED WAIVER
                                       TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


                  AMENDMENT NO. 6 AND LIMITED WAIVER TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "AMENDMENT"), dated as of January 31, 2002, is among KMC TELECOM LLC, a Delaware limited liability company (f/k/a KMC TELECOM INC., a Delaware corporation) ("KMC"), KMC TELECOM II LLC, a Delaware limited liability company (f/k/a KMC TELECOM II, INC., a Delaware corporation) ("KMC II"), KMC TELECOM III LLC, a Delaware limited liability company (f/k/a KMC TELECOM III, INC., a Delaware corporation) ("KMC III"), KMC TELECOM OF VIRGINIA, INC., a Virginia public service company ("KMC VIRGINIA"), KMC TELECOM LEASING I LLC, a Delaware limited liability company ("LEASING I"), KMC TELECOM LEASING II LLC, a Delaware limited liability company ("LEASING II"), KMC TELECOM LEASING III LLC, a Delaware limited liability company ("LEASING III"), KMC TELECOM.COM, INC., a Delaware corporation ("TELECOM.COM"), KMC III SERVICES LLC, a Delaware limited liability company ("SERVICES"; KMC, KMC II, KMC III, KMC Virginia, Leasing I , Leasing II, Leasing III, Telecom.com and Services being hereinafter collectively referred to hereinafter as the "BORROWERS"), the "Lenders" party hereto, FIRST UNION NATIONAL BANK, as administrative agent for the Lenders (the "AGENT") and CIT LENDING SERVICES CORPORATION (f/k/a NEWCOURT COMMERCIAL FINANCE CORPORATION), as collateral agent for the Lenders (the "COLLATERAL AGENT").

                  WHEREAS, the Borrowers, the Agent, the Collateral Agent and the Lenders are parties to that certain Amended and Restated Loan and Security Agreement dated as of February 15, 2000, as amended by Amendment No. 1 thereto dated as of March 28, 2000, Amendment No. 2 thereto dated as of July 28, 2000, Amendment No. 3 and Limited Waiver thereto dated as of February 23, 2001, Amendment No. 4 and Limited Waiver thereto dated as of April 12, 2001 and Amendment No. 5 and Limited Waiver thereto dated as of July 16, 2001 (as so amended, the "LOAN AGREEMENT"; undefined capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement), pursuant to which the Lenders have agreed to make certain "Loans" and other financial accommodations to the Borrowers;

                  WHEREAS, the Borrowers have requested that Lenders (i) extend the Term B Loan Commitment Termination Date to March 31, 2002, (ii) extend the January 31, 2002 date set forth in Section 1.3 of that certain Limited Waiver to the Loan Agreement dated as of December 20, 2001 (the "DECEMBER WAIVER") to March 31, 2002, and (iii) make certain other modifications to the Loan Agreement as more fully set forth herein; and

                  WHEREAS, the Agents and Lenders have agreed to Borrowers' request, but only on the terms and conditions, and subject to the representations and warranties, set forth herein.

                  NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Agents and the Lenders agree as follows:



AMENDMENT NO. 6 TO LOAN AGREEMENT                                      EXECUTION

                   1. AMENDMENTS TO THE LOAN AGREEMENT. Effective as of the date first above written and subject to the satisfaction of the conditions set forth in Section 5 below (such date, the "SIXTH AMENDMENT EFFECTIVE DATE"), the Loan Agreement shall be and hereby is amended as follows:

                   1.1 AMENDMENTS TO SECTION 1.02 (DEFINITIONS).

                   (a) SECTION 1.02 of the Loan Agreement is hereby amended to insert the following new definitions therein in alphabetical order:

                  "`PLEDGED NOTES' shall mean the Purchased Notes as defined in
         Section 2.1 of the Sixth Amendment.

                  `SIXTH AMENDMENT' shall mean that certain Amendment No. 6 and Limited Waiver to Amended and Restated Loan and Security Agreement dated as of January 31, 2002 by and among the Borrowers, the Lenders and the Agent.

                  `SIXTH AMENDMENT EFFECTIVE DATE' shall mean the Sixth Amendment Effective Date as defined in the Sixth Amendment."

                   (b) SECTION 1.02 of the Loan Agreement is further amended by amending and restating the definition of "Term B Loan Commitment Termination Date" appearing therein as follows:

                  "`TERM B LOAN COMMITMENT TERMINATION DATE" shall mean March 31, 2002."

                   (c) The definition of "Data Contract" set forth in SECTION
1.02 of the Loan Agreement is hereby amended to (i) delete the words "on or prior to" in the first line of the PROVISO at the end of such definition and substituting therefor the phrase "no later than five (5) Business Days after" and (ii) insert at the end of such definition, immediately prior to the ".", the words "together with all items required by SECTION 5.28 hereof".

                   1.2 AMENDMENT TO SECTION 2.08 (PAYMENTS). CLAUSE (C) of
SECTION 2.08 of the Loan Agreement is hereby amended to insert immediately after the words "Requisite Lenders" appearing in the seventh line thereof the phrase "and each Lender directly affected thereby".

                   1.3 ADDITION OF NEW SECTION 5.28 (DATA CONTRACTS AND OTHER MATERIAL AGREEMENTS). SECTION 5 of the Loan Agreement is hereby amended to insert a new SECTION 5.28 at the end thereof as follows:

                  "SECTION 5.28.  DATA CONTRACTS AND OTHER MATERIAL AGREEMENTS.

                  (a) No later than five (5) Business Days following execution of any Data Contract (or contract that is intended to constitute a Data Contract), KMC Holdings shall deliver to the Agents and Lenders, together with the certificate required by the definition of `Data Contract' a true and complete copy of such contract or, if such contract is subject to a valid and binding obligation of KMC Holdings or any Subsidiary thereof to treat information therein as confidential, then, only to the extent necessary to comply with such obligation, a redacted version of such contract, together with a detailed summary of



AMENDMENT NO. 6 TO LOAN AGREEMENT              2                       EXECUTION
          any material terms omitted from such redacted version, certified by an officer of KMC Holdings as true and correct.

                  (b) Promptly upon request therefor, KMC Holdings and Data Holdco shall deliver to the Agent and its designated representatives all such information not otherwise provided pursuant to CLAUSE (A) above respecting any Data Contract (or contract that is intended to constitute Data Contract) as the Agent shall reasonably request (including, without limitation, expected revenues, services to be provided, related capital expenditures and performance obligations) to confirm that such contract complies with the criteria contained in the definition of `Data Contract' in SECTION 1.02 hereof and to verify compliance with any other applicable provision hereof; PROVIDED that KMC Holdings and Data Holdco shall not be required to deliver information pursuant to this CLAUSE (B) if, and only to the extent that, such delivery would result in a breach of any valid and binding obligation of KMC Holdings or any Subsidiary thereof to treat such information as confidential.

                  (c) Each of KMC Holdings and Data Holdco shall use their respective best efforts to ensure that KMC Holdings and any applicable Subsidiary thereof have all necessary consents and approvals, if any, to deliver to the Agent and Lenders a copy of each Data Contract (or contract intended to constitute a Data Contract) entered into on or after the Sixth Amendment Effective Date, and to deliver all such further information as may be required pursuant to CLAUSE (B) of this
          SECTION 5.28.

                  (d) Promptly upon execution of any Material Agreement, such Loan Party (i) shall supplement promptly SCHEDULE 3.09(B) with a written notice to the Agents of an accurate and complete list of all new Material Agreements, including Data Contracts and related financing agreements, IRU Agreements, and Service Orders to which such Loan Party is a party, it being understood and agreed that such Loan Party shall not be required to deliver a supplement with respect to an individual IRU Service Order for less than $1,000,000 entered into pursuant to an IRU Agreement previously disclosed to the Agents and added to SCHEDULE 3.09(B), together (except to the extent otherwise permitted by CLAUSE
         (A) above in respect of a Data Contract) with a true and complete copy of each such new Material Agreement."

                   1.4 AMENDMENT TO SECTION 6.09 (PERMITTED ACTIVITIES). CLAUSE
(A) of SECTION 6.09 of the Loan Agreement is hereby amended to insert the following new sentence at the end thereof:

                  "For the avoidance of doubt and notwithstanding anything herein to the contrary, neither KMC Holdings nor any of its Subsidiaries shall purchase, redeem or acquire, whether directly or indirectly, any securities, or other beneficial interests in any securities, issued by any such Person, including, without limitation, any notes issued pursuant to the Indentures."

                   1.5 AMENDMENT TO SECTION 11.02 (NO WAIVERS; AMENDMENTS). CLAUSE (B) of SECTION 11.02 of the Loan Agreement is hereby amended to insert the following new sentence at the end thereof:




AMENDMENT NO. 6 TO LOAN AGREEMENT              3                       EXECUTION

                  "In addition, no amendment to or waiver or modification of the provisions of SECTION 2.08(C) shall be effective without the consent of each Lender directly affected thereby. For the avoidance of doubt, the parties hereto acknowledge and agree that the Pledged Notes do not constitute substantially all of the Collateral."

                   2. LIMITED WAIVERS TO LOAN AGREEMENT.

                   2.1 TRANSFER OF NOTES ISSUED PURSUANT TO INDENTURES; INVESTMENTS IN PURCHASED NOTES. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Amendment, the Requisite Lenders hereby agree to waive, as of December 10, 2001:
(i) compliance with the restrictions contained in SECTIONS 6.09 and 6.11 of the Loan Agreement and clause (i) of the last sentence of Section 2.1 (the "AUGUST COVENANT") of that certain Limited Waiver to Loan Agreement dated as of August 30, 2001, solely to the extent necessary to permit Data LLC, a Data Subsidiary, to transfer (directly, or indirectly through KMC Holdings) to KMC all of the notes listed on Schedule 1 hereto (the "PURCHASED NOTES"); PROVIDED that neither KMC nor any other Loan Party shall have made any payment or otherwise incurred any obligation to any Data Subsidiary or any other Person in connection with such transfer (nor shall such transfer be offset against, or treated as a payment or prepayment of, any amount to become due from any Data Subsidiary any such other Person); and (ii) compliance with the restrictions contained in
SECTION 6.07 of the Loan Agreement solely to the extent necessary to permit KMC to own the Purchased Notes, or hold such notes registered in its name.

                   2.2 ALLEGIANCE DATA CONTRACT. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Amendment, Requisite Lenders hereby agree to waive compliance with the requirement in SECTION 6.03(B) of the Loan Agreement that no Default or Event of Default shall exist at the time a Data Subsidiary enters into a new Data Contract, solely to the extent necessary to permit KMC Telecom XI, LLC to enter into on or before March 31, 2002 a Data Contract with Allegiance Telecom Company Worldwide to provide DS0-Equivalent Channels; PROVIDED that such agreement complies in all other respects with the provisions of SECTION 6.03(B) of the Loan Agreement and the other provisions of the Loan Documents.

                   2.3 EXTENSION OF LIMITED WAIVER. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Amendment, the Agents and Requisite Lenders hereby agree to extend the January 31, 2002 date set forth in Section 1.3 of the December Waiver to March 31, 2002.

                   3. LIMITATION OF WAIVER. Without limiting the generality of the provisions of SECTION 11.02(B) of the Loan Agreement, the waivers set forth above shall be limited precisely as written and relate solely to noncompliance by the Borrowers with the provisions of SECTIONS 6.03(B), 6.07, 6.09, and 6.11 of the Loan Agreement in the manner and to the extent described above and nothing in this Limited Waiver shall be deemed to:

                   (a) constitute a waiver of compliance by the Borrowers with respect to (i) SECTIONS 6.03(B), 6.07, 6.09, and 6.11of the Loan Agreement in any other instance or (ii) any other term, provision or condition of the Loan Agreement or any other instrument or agreement referred to therein; or




AMENDMENT NO. 6 TO LOAN AGREEMENT              4                       EXECUTION

                   (b) prejudice any right or remedy that the Agents or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Limited Waiver) or may have in the future under or in connection with the Loan Agreement or any other instrument or agreement referred to therein.

                  Except as expressly set forth herein, the terms, provisions and conditions of the Loan Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

                   4. ACKNOWLEDGMENT; RESERVATION OF RIGHTS; RELEASE OF CLAIMS.

                   4.1 ACKNOWLEDGMENT. Each Borrower acknowledges and agrees that certain Defaults or Events of Defaults may have occurred and be continuing under the Loan Agreement. Each Borrower acknowledges and agrees that, from and after the date hereof, it shall not submit to Agent or Collateral Agent a Notice of Borrowing requesting a Loan or a notice requesting the issuance of a Letter of Credit or the provision of Credit Support for a Letter of Credit without the prior written consent of Requisite Lenders.

                   4.2 RESERVATION OF RIGHTS. The Agent, on behalf of the Lenders, has not, as of the date hereof except as set forth herein, exercised its rights and remedies under the Loan Agreement and the other Loan Documents with respect to any Default or Event of Default that may now exist; and the Agent, in its sole discretion, on behalf of the Lenders (and subject only to the right of the Requisite Lenders or Lenders, as the case may be, to direct the Agent to take or refrain from taking certain actions as may be set forth in the Loan Documents), may refrain from making, or continue to make, Loans or issue or renew Letters of Credit, as the case may be, to the Borrowers under the Loan Agreement. Although the Agents, on behalf of the Lenders, have not as of the date hereof, except as provided herein, exercised with respect to any Default or Event of Default that may now exist any of the rights, remedies, powers and privileges of the Agents and/or the Lenders under the Loan Agreement and the other Loan Documents, such non-exercise and any future non-exercise of any rights, remedies, powers and privileges by any of the Agents or Lenders with respect to any Default or Event of Default (whether now existing or hereafter occurring), shall not in any manner be deemed or construed as a waiver thereof. Any waiver of any Default or Event of Default shall only be effective if executed and delivered in a written instrument in accordance with the provisions of SECTION 11.02 of the Loan Agreement. Each of the Agents, on behalf of the Lenders, hereby reserves its rights to exercise, without further notice to Borrowers or any other Loan Party, any and all of such rights, remedies, powers or privileges of each such Agent, on behalf of the Lenders, under the Loan Agreement at any time, and from time to time, as such Agent deems appropriate in respect of any Defaults or Events of Default that may now or hereafter exist. The Agents and Lenders hereby reserve and preserve all of their respective rights and remedies under the Loan Agreement, the other Loan Documents and applicable law, and the Agents' and Lenders' voluntary action or inaction, if any, from exercising any of such rights or remedies is not intended (and should not be construed) as a waiver of such Events of Default or a waiver of its rights and remedies with respect to them.

                   4.3 RELEASE AND DISCHARGE OF CLAIMS AND ACTIONS. TO INDUCE THE AGENTS AND THE LENDERS TO ENTER INTO THIS AMENDMENT, EACH BORROWER AND EACH GUARANTOR ON BEHALF OF ITSELF AND EACH OF ITS SUBSIDIARIES AND AFFILIATES EACH HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND




AMENDMENT NO. 6 TO LOAN AGREEMENT              5                       EXECUTION

IRREVOCABLY RELEASES, ACQUITS AND FOREVER DISCHARGES EACH OF THE AGENTS AND EACH LENDER AND THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION OF ANY KIND (IF ANY THERE BE), WHETHER ABSOLUTE OR CONTINGENT, DUE OR TO BECOME DUE, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, THAT ANY BORROWER OR ANY GUARANTOR NOW HAVE OR EVER HAD AGAINST ANY AGENTS OR LENDER ARISING UNDER, BASED UPON OR IN CONNECTION WITH THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER FROM THE BEGINNING OF THE WORLD TO AND INCLUDING THE SIXTH AMENDMENT EFFECTIVE DATE.

                   5. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date above written, if, and only if, the Agent shall have received duly executed originals of (i) this Amendment from the Borrowers, the Requisite Lenders and the Agents and (ii) a Reaffirmation of Guaranty in the form of Exhibit A annexed hereto duly executed by KMC Holdings, KMC I Services LLC, KMC II Services LLC, Data Holdco, KMC Financing, KMC Financial Services, Holdings IV, KMC IV, KMC IV Services LLC, KMC Telecom Leasing IV LLC and KMC Telecom IV of Virginia, Inc.

                   6. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. In order to induce the Lenders to enter into this Amendment in the manner provided herein, each Borrower hereby represents and warrants, as to each Borrower or each Loan Party, as the case may be, that after giving effect to this Amendment:

                   (a) AUTHORIZATION OF AGREEMENTS; BINDING OBLIGATIONS. The execution and delivery of this Amendment and the performance of the Loan Agreement as amended by this Amendment (as so amended, the "AMENDED AGREEMENT") have been duly authorized by all necessary corporate action on the part of such Borrower and constitute the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms except as may be limited by bankruptcy, insolvency reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                   (b) CORPORATE POWER AND AUTHORITY. Such Borrower has all requisite corporate power and authority to enter into this Amendment, and such Loan Party has all requisite corporate power and authority to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement, as amended by this Amendment.

                   (c) NO CONFLICT. The execution and delivery by such Borrower of this Amendment and the performance by such Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable such Borrower, the Certificate or Articles of Incorporation or Bylaws (or comparable organizational documents) of such Borrower or any order, judgment or decree of any court or other agency or government binding on such Borrower, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of such Borrower, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets



AMENDMENT NO. 6 TO LOAN AGREEMENT              6                       EXECUTION
of such Borrower (other than Liens created under any of the Loan Documents in favor of the Collateral Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of such Borrower.

                   (d) GOVERNMENT CONSENTS. The execution and delivery by such Borrower of this Amendment and the performance by such Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of or notice to, or other action to, with or by, any multi-national, federal, provincial, state, municipal, local or other governmental authority or regulatory body.

                   (e) REAFFIRMATION. Upon the effectiveness of this Amendment, such Borrower hereby reaffirms, subject to Section 4.1 hereof, all representations and warranties made in the Loan Agreement, and to the extent the same are not amended hereby, agrees that, subject to Section 4.1 hereof, all such representations and warranties shall be deemed to have been remade as of the date of delivery of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

                   7. REFERENCE TO AND EFFECT ON THE LOAN AGREEMENT.

                   (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Loan Agreement to "this Loan Agreement," "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference to the Loan Agreement in any other document, instrument or agreement shall mean and be a reference to the Loan Agreement as amended hereby.

                   (b) The Loan Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                   (c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or the Lenders, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                   8. FEES AND EXPENSES. Each Borrower acknowledges and agrees that all costs, fees and expenses as described in SECTION 11.04 of the Loan Agreement incurred by Agents, Lenders and their respective counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrowers.

                   9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE OTHER REMAINING TERMS OF THE LOAN AGREEMENT AND THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

                   10. PARAGRAPH HEADINGS. The paragraph headings contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement among the parties thereto.




AMENDMENT NO. 6 TO LOAN AGREEMENT              7                       EXECUTION

                   11. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.






AMENDMENT NO. 6 TO LOAN AGREEMENT              8                       EXECUTION

                   IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


                  THE BORROWERS:

                               KMC TELECOM LLC (f/k/a KMC TELECOM INC.)

                               KMC TELECOM II LLC (f/k/a KMC TELECOM II, INC.)

                               KMC TELECOM III LLC (f/k/a KMC TELECOM III, INC.)

                               KMC TELECOM OF VIRGINIA, INC.

                               KMC TELECOM.COM, INC.

                               In each case:


                               By:/s/Constance Loosemore
                                  ------------------------------
                               Name:  Constance Loosemore
                               Title:  Vice President, Treasurer

                               KMC TELECOM LEASING I LLC
                               By:  KMC TELECOM INC., as its Sole Member


                               By:/s/Constance Loosemore
                                  ------------------------------
                               Name:  Constance Loosemore
                               Title:  Vice President, Treasurer


                               KMC TELECOM LEASING II LLC
                               By:  KMC TELECOM II, INC., as its Sole Member


                               By:/s/Constance Loosemore
                                  ------------------------------
                               Name:  Constance Loosemore
                               Title:  Vice President, Treasurer




AMENDMENT NO. 6 TO LOAN AGREEMENT              S-1                     EXECUTION

                               KMC TELECOM LEASING III LLC

                               KMC III SERVICES LLC

                               In each case:

                               By:  KMC TELECOM III, INC., as Sole Member


                               By:/s/Constance Loosemore
                                  ------------------------------
                               Name:  Constance Loosemore
                               Title:  Vice President, Treasurer


                               FIRST UNION NATIONAL BANK, as the Agent
                               and as a Lender


                               By:
                                  ------------------------------

                               Name:
                               Title:


                               CIT LENDING SERVICES CORPORATION
                               (f/k/a NEWCOURT COMMERCIAL FINANCE
                               CORPORATION), as the Collateral Agent and as a Lender


                               By:
                                  ------------------------------
                               Name:
                               Title:


                               CANADIAN IMPERIAL BANK OF
                               COMMERCE, as a Lender


                               By:
                                  ------------------------------
                               Name:
                               Title:




AMENDMENT NO. 6 TO LOAN AGREEMENT              S-2                     EXECUTION

                               KMC TELECOM LEASING III LLC

                               KMC III SERVICES LLC

                               In each case:

                               By:  KMC TELECOM III, INC., as Sole Member


                               By:
                                  ------------------------------
                               Name:  Constance Loosemore
                               Title:  Vice President, Treasurer


                               FIRST UNION NATIONAL BANK, as the Agent
                               and as a Lender


                               By:/s/G.C. Ullrich
                                  ------------------------------
                               Name:  G.C. Ullrich
                               Title: Senior Vice President


                               CIT LENDING SERVICES CORPORATION
                               (f/k/a NEWCOURT COMMERCIAL FINANCE
                               CORPORATION), as the Collateral Agent and as a Lender


                               By:
                                  ------------------------------
                               Name:
                               Title:


                               CANADIAN IMPERIAL BANK OF
                               COMMERCE, as a Lender


                               By:
                                  ------------------------------
                               Name:
                               Title:




AMENDMENT NO. 6 TO LOAN AGREEMENT              S-2                     EXECUTION

                               KMC TELECOM LEASING III LLC

                               KMC III SERVICES LLC
                               In each case:

                               By:  KMC TELECOM III, INC., as Sole Member


                               By:
                                  ------------------------------
                               Name:  Constance Loosemore
                               Title:  Vice President, Treasurer


                               FIRST UNION NATIONAL BANK, as the Agent
                               and as a Lender


                               By:
                                  ------------------------------

                               Name:
                               Title:


                               CIT LENDING SERVICES CORPORATION
                               (f/k/a NEWCOURT COMMERCIAL FINANCE
                               CORPORATION), as the Collateral Agent and as a Lender


                               By:/s/Michael V. Monahan
                                  ------------------------------
                               Name: Michael V. Monahan
                               Title: Vice President


                               CANADIAN IMPERIAL BANK OF
                               COMMERCE, as a Lender


                               By:
                                  ------------------------------
                               Name:
                               Title:




AMENDMENT NO. 6 TO LOAN AGREEMENT              S-2                     EXECUTION

                               KMC TELECOM LEASING III LLC

                               KMC III SERVICES LLC

                               In each case:

                               By:  KMC TELECOM III, INC., as Sole Member


                               By:
                                  ------------------------------
                               Name:
                               Title:


                               FIRST UNION NATIONAL BANK, as the Agent
                               and as a Lender


                               By:
                                  ------------------------------

                               Name:
                               Title:


                               CIT LENDING SERVICES CORPORATION
                               (f/k/a NEWCOURT COMMERCIAL FINANCE
                               CORPORATION), as the Collateral Agent and as a Lender


                               By:
                                  ------------------------------
                               Name:
                               Title:


                               CANADIAN IMPERIAL BANK OF
                               COMMERCE, as a Lender


                               By:/s/Jacqueline Stewart
                                  ------------------------------
                               Name:  Jacqueline Stewart
                               Title: Executive Director
                                      CIBC Inc., as Agent




AMENDMENT NO. 6 TO LOAN AGREEMENT              S-2                     EXECUTION

                               GENERAL ELECTRIC CAPITAL
                               CORPORATION, as a Lender


                               By:/s/Brian P. Ward
                                  ------------------------------
                               Name: Brian P. Ward
                               Title: Manager-Operations


                               LT HOLDCO II LLC, as a Lender
                               By:  SFG XVI, Inc., its Manager


                               By:/s/Kevin M. Curtin
                                  ------------------------------
                               Name: Kevin M. Curtin
                               Title: Vice President


                               CREDIT SUISSE FIRST BOSTON, as a Lender


                               By:
                                  ------------------------------
                               Name:
                               Title:


                               DRESDNER BANK AG NEW YORK AND
                               GRAND CAYMAN BRANCHES, as a Lender


                               By:
                                  ------------------------------
                               Name:
                               Title:

                               By:
                                  ------------------------------
                               Name:
                               Title:


                               MORGAN STANLEY SENIOR FUNDING, INC.,
                               as a Lender


                               By:
                                  ------------------------------
                               Name:
                               Title:



AMENDMENT NO. 6 TO LOAN AGREEMENT              S-3                     EXECUTION

                               GENERAL ELECTRIC CAPITAL
                               CORPORATION, as a Lender


                               By:
                                  ------------------------------
                               Name:
                               Title:


                               LT HOLDCO II LLC, as a Lender
                               By:  SFG XVI, Inc., its Manager


                               By:
                                  ------------------------------
                               Name:
                               Title:


                               CREDIT SUISSE FIRST BOSTON, as a Lender



                               By:/s/David L. Sawyer
                                  ------------------------------
                               Name: David L. Sawyer
                               Title: Director

                               /s/Jeffrey Bernstein
                               ----------------------------------
                               Name: Jeffrey Bernstein
                               Title: Vice President


                               DRESDNER BANK AG NEW YORK AND
                               GRAND CAYMAN BRANCHES, as a Lender


                               By:
                                  ------------------------------
                               Name:
                               Title:

                               By:
                                  ------------------------------
                               Name:
                               Title:


                               MORGAN STANLEY SENIOR FUNDING, INC.,
                               as a Lender


                               By:
                                  ------------------------------
                               Name:
                               Title:




AMENDMENT NO. 6 TO LOAN AGREEMENT              S-3                     EXECUTION

                               GENERAL ELECTRIC CAPITAL
                               CORPORATION, as a Lender


                               By:
                                  ------------------------------
                               Name:
                               Title:


                               LT HOLDCO II LLC, as a Lender
                               By:  SFG XVI, Inc., its Manager


                               By:
                                  ------------------------------
                               Name:
                               Title:


                               CREDIT SUISSE FIRST BOSTON, as a Lender


                               By:
                                  ------------------------------
                               Name:
                               Title:


                               DRESDNER BANK AG NEW YORK AND
                               GRAND CAYMAN BRANCHES, as a Lender


                               By:/s/Jane A. Majeski
                                  ------------------------------
                               Name: Jane A. Majeski
                               Title: Director

                               By:/s/Brian K. Schneider
                                  ------------------------------
                               Name: Brian K. Schneider
                               Title: Associate


                               MORGAN STANLEY SENIOR FUNDING, INC.,
                               as a Lender


                               By:
                                  ------------------------------
                               Name:
                               Title:



AMENDMENT NO. 6 TO LOAN AGREEMENT              S-3                     EXECUTION

                               MORGAN STANLEY DEAN WITTER PRIME
                               INCOME TRUST, as a Lender


                               By:
                                  ------------------------------
                               Name:
                               Title:


                               UNION BANK OF CALIFORNIA, N.A., as a
                               Lender


                               By:
                                  ------------------------------
                               Name:
                               Title:


                               STEIN ROE & FARNHAM INCORPORATED as
                               agent for KEYPORT LIFE INSURANCE
                               COMPANY, as a Lender


                               By:/s/Brian W. Good
                                  ------------------------------
                               Name: Brian W. Good
                               Title: Sr. Vice President & Portfolio Manager


                               STEIN ROE FLOATING RATE LIMITED
                               LIABILITY COMPANY, as a Lender


                               By:/s/Brian W. Good
                                  ------------------------------
                               Name: Brian W. Good
                               Title: Senior Vice President
                                      Stein Roe & Farnham Incorporated,
                                      As Advisor to the Stein Roe Floating Rate
                                      Limited Liability Company


                               IBM CREDIT CORPORATION, as a Lender


                               By:
                                  ------------------------------
                               Name:
                               Title:



AMENDMENT NO. 6 TO LOAN AGREEMENT              S-4                     EXECUTION

                               MORGAN STANLEY DEAN WITTER PRIME
                               INCOME TRUST, as a Lender


                               By:
                                  ------------------------------
                               Name:
                               Title:


                               UNION BANK OF CALIFORNIA, N.A., as a
                               Lender


                               By:
                                  ------------------------------
                               Name:
                               Title:


                               STEIN ROE & FARNHAM INCORPORATED as
                               agent for KEYPORT LIFE INSURANCE
                               COMPANY, as a Lender


                               By:
                                  ------------------------------
                               Name:
                               Title:


                               STEIN ROE FLOATING RATE LIMITED
                               LIABILITY COMPANY, as a Lender


                               By:
                                  ------------------------------
                               Name:
                               Title:


                               IBM CREDIT CORPORATION, as a Lender


                               By:/s/Steven A. Flanagan
                                  ------------------------------
                               Name: Steven A. Flanagan
                               Title: Manager, Global Special Handling



AMENDMENT NO. 6 TO LOAN AGREEMENT              S-4                     EXECUTION